                                PROMISSORY NOTE B

New York, New York
$86,000,000.00                                                 February 13, 2004

         PROMISSORY NOTE B, dated as of February 13, 2004 (this NOTE), by 731 Office One LLC, a Delaware limited liability company (BORROWER), having an address for notice purposes c/o Alexander's Inc., 888 Seventh Avenue, New York, New York 10019, in favor of GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation (together with its successors and assigns, LENDER), having an office at 60 Wall Street, New York, New York 10005.

         WHEREAS, Lender made a loan to Borrower in the original principal amount of $400,000,000 (the LOAN);

         WHEREAS, Lender is the present owner and holder of that certain Consolidated Amended and Restated Note, dated as of February 13, 2004, made by Borrower in favor of Lender (the EXISTING NOTE), which Existing Note evidences an indebtedness of Borrower to Lender in the original and current outstanding principal amount of $400,000,000 (the EXISTING DEBT);

         WHEREAS, pursuant to the Loan Agreement (as hereinafter defined), Borrower and Lender desire to sever the Existing Note into six (6) newly issued substitute promissory notes in an aggregate principal amount equal to the Existing Debt;

         WHEREAS, from and after the date hereof, the Existing Note shall be amended, restated and superseded and the Loan shall be evidenced by (i) that certain Promissory Note A-1, in the principal amount of $90,000,000 (NOTE A-1);
(ii) that certain Promissory Note A-2, dated as of the date hereof, made by Borrower in favor of Lender, in the principal amount of $95,000,000 (NOTE A-2);
(iii) that certain Promissory Note A-3, dated as of the date hereof, made by Borrower in favor of Lender, in the principal amount of $35,000,000 (NOTE A-3);
(iv) that certain Promissory Note A-4, dated as of the date hereof, made by Borrower in favor of Lender, in the principal amount of $94,000,000 (NOTE A-4);
(v) that certain Promissory Note A-X, dated as of the date hereof, made by Borrower in favor of Lender, in the notional principal amount of $86,000,000 (NOTE A-X); and (vi) this Promissory Note B, dated as of the date hereof, made by Borrower in favor of Lender, in the principal amount of $86,000,000;

         WHEREAS, this Note, individually, evidences a portion of the Loan in the principal amount of EIGHTY-SIX MILLION DOLLARS ($86,000,000); and

         WHEREAS, Lender and Borrower intend these Recitals to be a material part of this Note.

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         NOW, THEREFORE, FOR VALUE RECEIVED, Borrower promises to pay to the order of Lender the Principal Amount, together with interest from the date hereof, and other fees, expenses and charges as provided in this Note.

1.       DEFINED TERMS.

         a. Capitalized terms used but not otherwise defined herein shall have the respective meanings given thereto in the Loan Agreement (as defined below), unless otherwise expressly provided herein. All references to sections shall be deemed to be references to sections of this Note, unless otherwise indicated.

         b.       The following terms shall have the meaning ascribed thereto:

         ADDITIONAL INTEREST STRIP shall mean, with respect to each Interest Period from and after the Anticipated Repayment Date, the excess of interest accrued at the Revised Interest Rate over interest accrued at the Stated Interest Rate (but shall not include the Post ARD Default Interest Strip).

         ANTICIPATED REPAYMENT DATE shall mean March 1, 2014.

         APPLICABLE INTEREST RATE shall mean (i) from the date hereof through and including the Anticipated Repayment Date, the Stated Interest Rate, and (ii) from the day after the Anticipated Repayment Date through and including the Maturity Date, the Revised Interest Rate.

         B NOTE PROPORTIONATE SHARE shall mean, with respect to any date of determination, a fraction, expressed as a percentage, the numerator of which is the Principal Amount of this Note and the denominator of which is the outstanding aggregate principal amount of the Mortgage Notes.

         BORROWER shall have the meaning provided in the first paragraph hereof.

         DEFAULT RATE shall mean a rate per annum equal to the lesser of (a) the Maximum Legal Rate and (b) five percent (5%) above the Applicable Interest Rate.

         DEFEASANCE LOCKOUT PERIOD shall mean the period commencing on the date hereof and expiring on the earlier to occur of (i) two years after the "startup day," within the meaning of Section 860G(a)(9) of the Internal Revenue Code of 1986, as amended from time to time or any successor statute (the "Code"), of a "real estate mortgage investment conduit," ("REMIC") within the meaning of Section 860D of the Code, with respect to the last portion of the debt evidenced by the Mortgage Notes and the Security Instrument and (ii) four (4) years from the date hereof.

         DEFERRED INTEREST shall mean the Additional Interest Strip and the Post ARD Default Interest Strip, collectively.

         EXISTING DEBT shall have the meaning provided in the Recitals to this Note.

         EXISTING NOTE shall have the meaning provided in the Recitals to this Note.

         INTEREST PERIOD shall have the meaning provided in Section 2.

         LENDER shall have the meaning provided in the first paragraph hereof.

         LIQUIDATED DAMAGES AMOUNT shall have the meaning set forth in Section 4(e).

         LOAN shall have the meaning provided in the Recitals to this Note.

         LOAN AGREEMENT shall mean the Loan and Security Agreement, dated the date hereof, between Borrower and Lender.

         MATURITY DATE shall mean March 1, 2029, or such earlier date on which the final payment of principal of this Note becomes due and payable as provided in the Loan Agreement or this Note, whether at such stated maturity date, by declaration of acceleration, or otherwise.

         MATURITY DATE PAYMENT shall have the meaning set forth in Section 3(e).

         MONTHLY AMOUNT shall have the meaning provided in Section 3(a).

         MORTGAGE NOTES shall mean, collectively, this Note, Note A-1, Note A-2, Note A-3, Note A-4, Note A-X and any amendments, restatements or replacements of any thereof.

         NOTE shall have the meaning provided in the first paragraph hereof.

         NOTE A-X shall have the meaning provided in the Recitals to this Note.

         NOTE A-1 shall have the meaning provided in the Recitals to this Note.

         NOTE A-2 shall have the meaning provided in the Recitals to this Note.

         NOTE A-3 shall have the meaning provided in the Recitals to this Note.

         NOTE A-4 shall have the meaning provided in the Recitals to this Note.

         PAYMENT DATE shall be the first (1st) calendar day of each calendar month, whether or not such day is a Business Day, commencing on April 1, 2004 and continuing to and including the Maturity Date.

         POST ARD DEFAULT INTEREST STRIP shall mean, with respect to each Interest Period from and after the Anticipated Repayment Date, default interest accrued at a rate equal to the lesser of (x) 5.0% and (y) the amount by which the Maximum Legal Rate exceeds the Applicable Interest Rate.

         PREPAYMENT DATE shall have the meaning provided in Section 4(a)(i).

         PREPAYMENT LOCKOUT PERIOD shall mean the period commencing on the date hereof and expiring on December 1, 2013.

         PREPAYMENT NOTICE shall have the meaning provided in Section 4(a)(i).

         PRINCIPAL AMOUNT shall mean $86,000,000 or so much of the aggregate principal amount that is outstanding under this Note from time to time.

         REVISED INTEREST RATE shall mean, with respect to each Interest Period, a rate per annum equal to two percent (2%) above the Stated Interest Rate applicable to such Interest Period.

         STATED INTEREST RATE shall mean, with respect to each Interest Period, the rate of interest set forth on EXHIBIT A hereto for such Interest Period.

         TREASURY RATE shall mean, as of any Payment Date, the yield, calculated by linear interpolation (rounded to the nearest one-thousandth of one percent) of the yields of noncallable United States Treasury obligations with terms (one longer and one shorter) most nearly approximating the period from such Payment Date to the Anticipated Repayment Date (and converted to a monthly equivalent yield), as determined by Lender on the basis of Federal Reserve Statistical Release H.15 Selected Interest Rates under the heading U.S. Governmental Security/Treasury Constant Maturities or, if such publication is unavailable, such other recognized source of financial market information as shall be selected by Lender for the week prior to such Payment Date.

         YIELD MAINTENANCE PREMIUM shall mean an amount equal to the product of:
         (a) the positive difference (expressed as a percentage of the outstanding Principal Amount before any prepayment), if any, as of the date of determination between (i) the present value of all future scheduled payments of interest and principal, including the principal amount due on the Anticipated Repayment Date, to be made on this Note before the prepayment in question, discounted at an interest rate per annum equal to the Treasury Rate, and (ii) the outstanding Principal Amount immediately before such prepayment; and (b) the Principal Amount being prepaid.

2.       INTEREST.

         a. Prior to the Anticipated Repayment Date, interest shall accrue on the Principal Amount at the Stated Interest Rate. In the event that Borrower does not repay the Principal Amount in full on or before the Anticipated Repayment Date, then, from and after the Anticipated Repayment Date, interest shall accrue on the Principal Amount at the Revised Interest Rate. From and after the occurrence and during the continuance of any Event of Default, interest shall accrue at the Default Rate.

         b. Interest on the principal sum of this Note shall be calculated based on the Applicable Interest Rate on the basis of a fraction, the denominator of which shall be 360 and the numerator of which shall be the actual number of days in the relevant Interest Period, except that interest due and payable for a period less than a full month shall be calculated by multiplying the actual number of days elapsed in such period by a daily rate based on said 360 day year. Interest shall accrue from, and including, the first (1st) day of the prior month and ending on the last day of the prior month (an INTEREST PERIOD); in each case without adjustment for any Business Day convention; provided that the first accrual period shall commence on March 1, 2004.

         c. Except as expressly set forth in the Loan Agreement to the contrary, interest shall accrue on all amounts advanced by Lender pursuant to the Loan Documents (other than the Principal Amount, which shall accrue interest in accordance with clauses a. and b. above) at the Default Rate.

         d. The provisions of this Section 2 are subject in all events to the provisions of Section 2.2.4 of the Loan Agreement.

3.       PAYMENTS OF PRINCIPAL AND INTEREST.

         a. Interest and principal under this Note shall be payable as follows:

                  i. interest accruing from the date hereof to and including February 29, 2004 shall be paid on the date hereof; and

                  ii. commencing on April 1, 2004 and on each and every Payment Date thereafter until the Maturity Date, monthly installments of interest payable on this Note, in arrears, and scheduled principal amortization in the amounts (if any) (the MONTHLY AMOUNTS) set forth on EXHIBIT A hereto (subject to adjustment as provided in Section 4(f)).

         b. From and after the Anticipated Repayment Date, unless the Indebtedness has been repaid in full, Borrower shall continue to make payments of the accrued interest and Monthly Amounts on each Payment Date. From and after the Anticipated Repayment Date, unless the Indebtedness has been repaid in full, all Excess Cash Flow remaining after application thereof to Note A-1, Note A-2, Note A-3 and Note A-4 in accordance with the terms of such Mortgage Notes, shall be applied as a partial prepayment of the outstanding Principal Amount. Deferred Interest shall be payable after all principal and other amounts due under the Loan have been paid in full.

         c. All payments made by Borrower hereunder or under any of the Loan Documents shall be made on or before 2:00 p.m. New York City time or such later time as Lender or its servicer shall apply amounts on deposit in the Holding Account in accordance the terms of the Loan Documents.

                  Any payments received after such time shall be credited to the next following Business Day.

         d. All amounts advanced by Lender pursuant to the Loan Documents, other than the Principal Amount, or other charges provided in the Loan Documents, shall be due and payable as provided in the Loan Documents. In the event any such advance or charge is not so repaid by Borrower, Lender may, at its option, first apply any payments received under this Note to repay such advances, together with any interest thereon, or other charges as provided in the Loan Documents, and the balance, if any, shall be applied in payment of any installment of interest or principal then due and payable.

         e. The entire Principal Amount of this Note, all unpaid accrued interest, all interest that would accrue on the Principal Amount through the end of the Interest Period during which the Maturity Date occurs and all other fees and sums then payable hereunder or under the Loan Documents (collectively, the MATURITY DATE PAYMENT), shall be due and payable in full on the Maturity Date.

         f. Amounts due on this Note shall be payable, without any counterclaim, setoff or deduction whatsoever, at the office of Lender or its agent or designee at the address set forth on the first page of this Note or at such other place as Lender or its agent or designee may from time to time designate in writing.

         g. All amounts due under this Note, including, without limitation, interest and the Principal Amount, shall be due and payable in lawful money of the United States.

         h. To the extent that Borrower makes a payment or Lender receives any payment or proceeds for Borrower's benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the obligations of Borrower hereunder intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Lender.

4. PREPAYMENTS. Except as permitted in Sections 4(a), 4(b), 4(c) and 4(d) hereof, the outstanding Principal Amount may not be prepaid in whole or in part. Any Principal Amount prepaid pursuant to this Section 4 may not be reborrowed hereunder.

         a. VOLUNTARY PREPAYMENTS. Borrower shall not have the right to prepay, in whole or in part, the Principal Amount due hereunder prior to the Anticipated Repayment Date (other than with respect to the application of

                  Proceeds pursuant to Section 6.2 of the Loan Agreement); provided, however, Borrower shall be entitled to make a prepayment of all of the Principal Amount on any Business Day occurring after the expiration of the Prepayment Lockout Period, without any premium or penalty upon satisfaction of the following conditions:

                  i. Borrower shall provide prior irrevocable written notice (the PREPAYMENT NOTICE) to Lender specifying the proposed Business Day on which the prepayment is to be made, which Business Day shall be no earlier than thirty (30) days after the date of such Prepayment Notice and no later than ninety (90) days after the date of such Prepayment Notice (the date of such prepayment pursuant to this Section 4(a) and
                           Section 4(b) below being the PREPAYMENT DATE); and

                  ii. Borrower shall comply with the provisions set forth in Section 4(c) and Section 4(d) of this Note.

                  iii. In connection with any voluntary prepayment, other than payments from Excess Cash Flow as set forth in
                           Section 3(b), Borrower shall concurrently repay all of the other Indebtedness in full.

                  iv. Borrower agrees that all Excess Cash Flow shall be applied in accordance with the terms of the Loan Agreement, including, without limitation, Article III and Section 16.5 of the Loan Agreement and the provisions of Section 3(b) hereof.

         b. DEFEASANCE. From and after expiration of the Defeasance Lockout Period and prior to the Anticipated Repayment Date, Borrower shall have the right to defease the Loan pursuant to the provisions of Article IX of the Loan Agreement. In no event shall a prepayment of this Note in accordance with Sections 4(a) or 4(c) trigger or result in any defeasance liability under this Note or the other Loan Documents.

         c.       MANDATORY PREPAYMENTS.

                  i. On the next occurring Payment Date following the date on which Borrower actually receives any Proceeds, if Lender is not obligated pursuant to the terms of the Loan Agreement to make such Proceeds available to Borrower for the restoration of the Property, Borrower shall use the B Note Proportionate Share of such Proceeds to prepay the outstanding principal balance of this Note as set forth in Section 6.2.3 of the Loan Agreement; and

                  ii. Borrower shall comply with the provisions set forth in Section 4(d) and Section 4(e) of this Note (provided, however, that the Liquidated Damages Amount and the Yield Maintenance Premium shall not apply to prepayments made from the receipt of Proceeds).

         d.       PAYMENTS IN CONNECTION WITH A PREPAYMENT.

                  i. On the date on which a prepayment, voluntary, involuntary or mandatory, is made under this Note or as required under the Loan Agreement, Borrower shall, unless such prepayment is made on a Payment Date, pay to Lender all unpaid interest on the Principal Amount prepaid through the end of the Interest Period during which such prepayment is made.

                  ii. On the Business Day on which a prepayment is made, Borrower shall pay to Lender all other sums (not including scheduled interest and principal payments) then due and payable under the Note, and the B Note Proportionate Share of all other sums then due and payable under the Loan Agreement, the Security Instrument, and the other Loan Documents;

                  iii. Borrower shall pay (without duplication) all reasonable costs and expenses of Lender incurred in connection with the prepayment (including without limitation, any reasonable costs and expenses associated with a release or assignment of the Lien of the related Security Instrument as set forth in
                           Section 2.3.3 of the Loan Agreement as well as reasonable attorneys' fees and expenses); and

                  iv. In the event of a prepayment made after an acceleration of the Loan, Borrower shall also pay to Lender the Yield Maintenance Premium to the extent such prepayment is made prior to expiration of the Prepayment Lockout Period.

         e. LIQUIDATED DAMAGES AMOUNT. IF NOTWITHSTANDING THE PROHIBITIONS OF THIS SECTION 4, THE LOAN IS VOLUNTARILY OR INVOLUNTARILY REPAID DURING THE PREPAYMENT LOCKOUT PERIOD (EXCLUDING PREPAYMENTS MADE (I) IN ACCORDANCE WITH SECTION 4(C) OF THIS NOTE AND (II) FROM A DEFEASANCE OF THE LOAN IN ACCORDANCE WITH THE TERMS OF THE LOAN DOCUMENTS AFTER EXPIRATION OF THE DEFEASANCE LOCKOUT PERIOD), INCLUDING, BUT NOT LIMITED TO, AS A RESULT OF AN ACCELERATED MATURITY DATE, THEN BORROWER SHALL PAY TO LENDER, AS LIQUIDATED DAMAGES FOR SUCH DEFAULT AND NOT AS A PENALTY, AND IN ADDITION TO ANY AND ALL OTHER SUMS AND FEES PAYABLE UNDER THIS NOTE AND THE OTHER LOAN DOCUMENTS, AN AMOUNT EQUAL TO THE GREATER OF (A) FIVE PERCENT (5%) OF THE PRINCIPAL AMOUNT BEING REPAID HEREUNDER AND (B) THE YIELD MAINTENANCE PREMIUM (THE LIQUIDATED DAMAGES AMOUNT). NOTWITHSTANDING THE FOREGOING, THE

                  LIQUIDATED DAMAGES AMOUNT SHALL NOT BE APPLIED TOWARD ANY PREPAYMENTS FROM PROCEEDS.

         f. MODIFICATION OF MONTHLY AMOUNTS. In the event that any partial prepayment of principal occurs before the Anticipated Repayment Date the Payment Dates shall remain the same and Lender shall recalculate the amount of subsequent Monthly Amounts to reflect the reduction of the Principal Amount. In the event that any partial prepayment of principal occurs after the Anticipated Repayment Date or Excess Cash Flow is applied to the prepayment of principal after the Anticipated Repayment Date, the Payment Dates shall remain the same, Lender shall recalculate the amount of subsequent Monthly Amounts to reflect the reduction of the Principal Amount. Deferred Interest accrued pursuant to Section 3(b) of this Note shall not result in any increase in the Monthly Amounts or the Stated Interest Rate.

5.       MISCELLANEOUS.

         a. WAIVER. Borrower and all endorsers, sureties and guarantors hereby jointly and severally waive all applicable exemption rights, valuation and appraisement, presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and, except as otherwise expressly provided in the Loan Documents, all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note. Borrower consents to any and all extensions of time, renewals, waivers or modifications that may be granted by Lender with respect to the payment or other provisions of this Note and to the release of the collateral securing this Note or any part thereof, with or without substitution, and agrees that additional makers may become parties hereto without notice to them or affecting their liability under this Note.

         b. NON-RECOURSE. Recourse with respect to any claims arising under or in connection with this Note shall be limited to the extent provided in Article XVIII of the Loan Agreement and the terms, covenants and conditions of Article XVIII of the Loan Agreement are hereby incorporated by reference as if fully set forth in this Note.

         c. NOTE SECURED. This Note and all obligations of Borrower hereunder are secured by the Loan Agreement, the Security Instrument and the other Loan Documents.

         d. NOTICES. Any notice, election, request or demand which by any provision of this Note is required or permitted to be given or served hereunder shall be given or served in the manner required for the delivery of notices pursuant to the Loan Agreement.

         e. ENTIRE AGREEMENT. This Note, together with the other Loan Documents, constitutes the entire and final agreement between Borrower and Lender with respect to the subject matter hereof and thereof and may only be changed, amended, modified or waived by an instrument in writing signed by Borrower and Lender.

         f. NO WAIVER. No waiver of any term or condition of this Note, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given. No notice to, or demand on, Borrower shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.

         g. SUCCESSORS AND ASSIGNS. This Note shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and permitted assigns. Upon any endorsement, assignment, or other transfer of this Note by Lender or by operation of law, the term "Lender" as used herein, shall mean such endorsee, assignee, or other transferee or successor to Lender then becoming the holder of this Note. The term "Borrower" as used herein shall include the respective successors and assigns, legal and personal representatives, executors, administrators, devisees, legatees and heirs of Borrower, if any.

         h. CAPTIONS. All paragraph, section, exhibit and schedule headings and captions herein are used for reference only and in no way limit or describe the scope or intent of, or in any way affect, this Note.

         i. COUNTERPARTS. This Note may be executed in counterparts, each of which shall be an original and all of which, when taken together, shall constitute one binding Note.

         j. SEVERABILITY. The provisions of this Note are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, and not any other clause or provision of this Note.

         k. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WITHOUT REGARD TO CHOICE OF LAW RULES. BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF

                  PROCESS IN ANY SUCH SUIT BEING MADE UPON BORROWER IN THE MANNER AND AT THE ADDRESS SPECIFIED FOR NOTICES IN THE LOAN AGREEMENT. BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         l. JURY TRIAL WAIVER. BORROWER, LENDER AND ALL PERSONS CLAIMING BY, THROUGH OR UNDER BORROWER OR LENDER, HEREBY EXPRESSLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION
                  (I) ARISING UNDER THIS NOTE, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS NOTE (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND BORROWER AND LENDER HEREBY AGREE AND CONSENT THAT AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT HERETO TO THE WAIVER OF ANY RIGHT TO TRIAL BY JURY. EACH OF BORROWER AND LENDER ACKNOWLEDGES THAT IT HAS CONSULTED WITH LEGAL COUNSEL REGARDING THE MEANING OF THIS WAIVER AND ACKNOWLEDGES THAT THIS WAIVER IS AN ESSENTIAL INDUCEMENT FOR THE MAKING OF THE LOAN. THIS WAIVER SHALL SURVIVE THE REPAYMENT OF THE LOAN.

         m. COUNTERCLAIMS AND OTHER ACTIONS. Borrower hereby expressly and unconditionally waives, in connection with any suit, action or proceeding brought by Lender on this Note, any and every right it may have to (i) interpose any counterclaim therein (other than a mandatory or compulsory counterclaim which can only be asserted in the suit, action or proceeding brought by Lender on this Note and cannot be maintained in a separate action) and (ii) have any such suit, action or proceeding consolidated with any other or separate suit, action or proceeding.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered as of the day and year first above written.

                                  BORROWER:

                                  731 OFFICE ONE LLC, a Delaware limited
                                  liability company

                                  By:  731 OFFICE ONE HOLDING LLC, a Delaware
                                  limited liability company, its sole member

                                       By:  ALEXANDER'S INC., a Delaware
                                       corporation, its sole member

                                       By:  /s/      Brian Kurtz
                                            ------------------------------------
                                            Name:    Brian Kurtz
                                            Title:   Assistant Secretary

                                    EXHIBIT A
                                PROMISSORY NOTE B

                                                                                 MONTHLY AMOUNT
INTEREST PERIOD                                                               (SCHEDULED PRINCIPAL
  COMMENCING              STATED INTEREST RATE    PAYMENT DATE                    AMORTIZATION)        ENDING BALANCE
2/15/2004                     5.21125000%

3/1/2004                      5.21125000%         3/1/2004                           -                 86,000,000.00

4/1/2004                      5.21125000%         4/1/2004                           -                 86,000,000.00

5/1/2004                      5.21125000%         5/1/2004                           -                 86,000,000.00

6/1/2004                      5.21125000%         6/1/2004                           -                 86,000,000.00

7/1/2004                      5.21125000%         7/1/2004                           -                 86,000,000.00

8/1/2004                      5.21125000%         8/1/2004                           -                 86,000,000.00

9/1/2004                      5.21125000%         9/1/2004                           -                 86,000,000.00

10/1/2004                     5.21125000%         10/1/2004                          -                 86,000,000.00

11/1/2004                     5.21125000%         11/1/2004                          -                 86,000,000.00

12/1/2004                     5.21125000%         12/1/2004                          -                 86,000,000.00

1/1/2005                      5.21125000%         1/1/2005                           -                 86,000,000.00

2/1/2005                      5.21125000%         2/1/2005                           -                 86,000,000.00

3/1/2005                      5.21125000%         3/1/2005                           -                 86,000,000.00

4/1/2005                      5.21125000%         4/1/2005                           -                 86,000,000.00

5/1/2005                      5.21125000%         5/1/2005                           -                 86,000,000.00

6/1/2005                      5.21125000%         6/1/2005                           -                 86,000,000.00

7/1/2005                      5.21125000%         7/1/2005                           -                 86,000,000.00

8/1/2005                      5.21125000%         8/1/2005                           -                 86,000,000.00

9/1/2005                      5.21125000%         9/1/2005                           -                 86,000,000.00

10/1/2005                     5.21125000%         10/1/2005                          -                 86,000,000.00

11/1/2005                     5.21125000%         11/1/2005                          -                 86,000,000.00

12/1/2005                     5.21125000%         12/1/2005                          -                 86,000,000.00

1/1/2006                      5.21125000%         1/1/2006                           -                 86,000,000.00

2/1/2006                      5.21125000%         2/1/2006                           -                 86,000,000.00

3/1/2006                      5.21125000%         3/1/2006                           -                 86,000,000.00

4/1/2006                      5.21125000%         4/1/2006                           -                 86,000,000.00

5/1/2006                      5.21125000%         5/1/2006                           -                 86,000,000.00

                                                                                 MONTHLY AMOUNT
INTEREST PERIOD                                                               (SCHEDULED PRINCIPAL
  COMMENCING              STATED INTEREST RATE   PAYMENT DATE                     AMORTIZATION)       ENDING BALANCE
6/1/2006                      5.21125000%         6/1/2006                           -                 86,000,000.00

7/1/2006                      5.21125000%         7/1/2006                           -                 86,000,000.00

8/1/2006                      5.21125000%         8/1/2006                           -                 86,000,000.00

9/1/2006                      5.21125000%         9/1/2006                           -                 86,000,000.00

10/1/2006                     5.21125000%         10/1/2006                          -                 86,000,000.00

11/1/2006                     5.21125000%         11/1/2006                          -                 86,000,000.00

12/1/2006                     5.21125000%         12/1/2006                          -                 86,000,000.00

1/1/2007                      5.21125000%         1/1/2007                           -                 86,000,000.00

2/1/2007                      5.21125000%         2/1/2007                           -                 86,000,000.00

3/1/2007                      5.21125000%         3/1/2007                           -                 86,000,000.00

4/1/2007                      5.21125000%         4/1/2007                           -                 86,000,000.00

5/1/2007                      5.21125000%         5/1/2007                           -                 86,000,000.00

6/1/2007                      5.21125000%         6/1/2007                           -                 86,000,000.00

7/1/2007                      5.21125000%         7/1/2007                           -                 86,000,000.00

8/1/2007                      5.21125000%         8/1/2007                           -                 86,000,000.00

9/1/2007                      5.21125000%         9/1/2007                           -                 86,000,000.00

10/1/2007                     5.21125000%         10/1/2007                          -                 86,000,000.00

11/1/2007                     5.21125000%         11/1/2007                          -                 86,000,000.00

12/1/2007                     5.21125000%         12/1/2007                          -                 86,000,000.00

1/1/2008                      5.21125000%         1/1/2008                           -                 86,000,000.00

2/1/2008                      5.21125000%         2/1/2008                           -                 86,000,000.00

3/1/2008                      5.21125000%         3/1/2008                           -                 86,000,000.00

4/1/2008                      5.21125000%         4/1/2008                           -                 86,000,000.00

5/1/2008                      5.21125000%         5/1/2008                           -                 86,000,000.00

6/1/2008                      5.21125000%         6/1/2008                           -                 86,000,000.00

7/1/2008                      5.21125000%         7/1/2008                           -                 86,000,000.00

8/1/2008                      5.21125000%         8/1/2008                           -                 86,000,000.00

9/1/2008                      5.21125000%         9/1/2008                           -                 86,000,000.00

10/1/2008                     5.21125000%         10/1/2008                          -                 86,000,000.00

11/1/2008                     5.21125000%         11/1/2008                          -                 86,000,000.00

                                                                                MONTHLY AMOUNT
INTEREST PERIOD                                                              (SCHEDULED PRINCIPAL
  COMMENCING              STATED INTEREST RATE    PAYMENT DATE                   AMORTIZATION)         ENDING BALANCE
12/1/2008                     5.21125000%         12/1/2008                          -                 86,000,000.00

1/1/2009                      5.21125000%         1/1/2009                           -                 86,000,000.00

2/1/2009                      5.21125000%         2/1/2009                           -                 86,000,000.00

3/1/2009                      5.21125000%         3/1/2009                           -                 86,000,000.00

4/1/2009                      5.21125000%         4/1/2009                           -                 86,000,000.00

5/1/2009                      5.21125000%         5/1/2009                           -                 86,000,000.00

6/1/2009                      5.21125000%         6/1/2009                           -                 86,000,000.00

7/1/2009                      5.21125000%         7/1/2009                           -                 86,000,000.00

8/1/2009                      5.21125000%         8/1/2009                           -                 86,000,000.00

9/1/2009                      5.21125000%         9/1/2009                           -                 86,000,000.00

10/1/2009                     5.21125000%         10/1/2009                          -                 86,000,000.00

11/1/2009                     5.21125000%         11/1/2009                          -                 86,000,000.00

12/1/2009                     5.21125000%         12/1/2009                          -                 86,000,000.00

1/1/2010                      5.21125000%         1/1/2010                           -                 86,000,000.00

2/1/2010                      5.21125000%         2/1/2010                           -                 86,000,000.00

3/1/2010                      5.21125000%         3/1/2010                           -                 86,000,000.00

4/1/2010                      5.21125000%         4/1/2010                           -                 86,000,000.00

5/1/2010                      5.21125000%         5/1/2010                           -                 86,000,000.00

6/1/2010                      5.21125000%         6/1/2010                           -                 86,000,000.00

7/1/2010                      5.21125000%         7/1/2010                           -                 86,000,000.00

8/1/2010                      5.21125000%         8/1/2010                           -                 86,000,000.00

9/1/2010                      5.21125000%         9/1/2010                           -                 86,000,000.00

10/1/2010                     5.21125000%         10/1/2010                          -                 86,000,000.00

11/1/2010                     5.21125000%         11/1/2010                          -                 86,000,000.00

12/1/2010                     5.21125000%         12/1/2010                          -                 86,000,000.00

1/1/2011                      5.21125000%         1/1/2011                           -                 86,000,000.00

2/1/2011                      5.21125000%         2/1/2011                           -                 86,000,000.00

3/1/2011                      5.21125000%         3/1/2011                           -                 86,000,000.00

4/1/2011                      5.21125000%         4/1/2011                           -                 86,000,000.00

                                                                                 MONTHLY AMOUNT
INTEREST PERIOD                                                               (SCHEDULED PRINCIPAL
  COMMENCING              STATED INTEREST RATE   PAYMENT DATE                     AMORTIZATION)        ENDING BALANCE
5/1/2011                      5.21125000%         5/1/2011                            -                86,000,000.00

6/1/2011                      5.21125000%         6/1/2011                            -                86,000,000.00

7/1/2011                      5.21125000%         7/1/2011                            -                86,000,000.00

8/1/2011                      5.21125000%         8/1/2011                            -                86,000,000.00

9/1/2011                      5.21125000%         9/1/2011                            -                86,000,000.00

10/1/2011                     5.21125000%         10/1/2011                           -                86,000,000.00

11/1/2011                     5.21125000%         11/1/2011                           -                86,000,000.00

12/1/2011                     5.21125000%         12/1/2011                           -                86,000,000.00

1/1/2012                      5.21125000%         1/1/2012                            -                86,000,000.00

2/1/2012                      5.21125000%         2/1/2012                            -                86,000,000.00

3/1/2012                      5.21125000%         3/1/2012                            -                86,000,000.00

4/1/2012                      5.21125000%         4/1/2012                            -                86,000,000.00

5/1/2012                      5.21125000%         5/1/2012                            -                86,000,000.00

6/1/2012                      5.21125000%         6/1/2012                            -                86,000,000.00

7/1/2012                      5.21125000%         7/1/2012                            -                86,000,000.00

8/1/2012                      5.21125000%         8/1/2012                            -                86,000,000.00

9/1/2012                      5.21125000%         9/1/2012                            -                86,000,000.00

10/1/2012                     5.21125000%         10/1/2012                           -                86,000,000.00

11/1/2012                     5.21125000%         11/1/2012                           -                86,000,000.00

12/1/2012                     5.21125000%         12/1/2012                           -                86,000,000.00

1/1/2013                      5.21125000%         1/1/2013                            -                86,000,000.00

2/1/2013                      5.21125000%         2/1/2013                            -                86,000,000.00

3/1/2013                      5.21125000%         3/1/2013                            -                86,000,000.00

4/1/2013                      5.21125000%         4/1/2013                            -                86,000,000.00

5/1/2013                      5.21125000%         5/1/2013                            -                86,000,000.00

6/1/2013                      5.21125000%         6/1/2013                            -                86,000,000.00

7/1/2013                      5.21125000%         7/1/2013                            -                86,000,000.00

8/1/2013                      5.21125000%         8/1/2013                            -                86,000,000.00

9/1/2013                      5.21125000%         9/1/2013                            -                86,000,000.00

10/1/2013                     5.21125000%         10/1/2013                           -                86,000,000.00

                                                                                 MONTHLY AMOUNT
INTEREST PERIOD                                                               (SCHEDULED PRINCIPAL
  COMMENCING              STATED INTEREST RATE    PAYMENT DATE                    AMORTIZATION)        ENDING BALANCE
11/1/2013                     5.21125000%         11/1/2013                            -               86,000,000.00

12/1/2013                     5.21125000%         12/1/2013                            -               86,000,000.00

1/1/2014                      5.21125000%         1/1/2014                             -               86,000,000.00

2/1/2014                      5.21125000%         2/1/2014                             -               86,000,000.00

3/1/2014                      5.21125000%         3/1/2014                             -               86,000,000.00

4/1/2014                      5.21125000%         4/1/2014                             -               86,000,000.00

5/1/2014                      5.21125000%         5/1/2014                             -               86,000,000.00

6/1/2014                      5.21125000%         6/1/2014                             -               86,000,000.00

7/1/2014                      5.21125000%         7/1/2014                             -               86,000,000.00

8/1/2014                      5.21125000%         8/1/2014                             -               86,000,000.00

9/1/2014                      5.21125000%         9/1/2014                             -               86,000,000.00

10/1/2014                     5.21125000%         10/1/2014                            -               86,000,000.00

11/1/2014                     5.21125000%         11/1/2014                            -               86,000,000.00

12/1/2014                     5.21125000%         12/1/2014                            -               86,000,000.00

1/1/2015                      5.21125000%         1/1/2015                             -               86,000,000.00

2/1/2015                      5.21125000%         2/1/2015                             -               86,000,000.00

3/1/2015                      5.21125000%         3/1/2015                             -               86,000,000.00

4/1/2015                      5.21125000%         4/1/2015                             -               86,000,000.00

5/1/2015                      5.21125000%         5/1/2015                             -               86,000,000.00

6/1/2015                      5.21125000%         6/1/2015                             -               86,000,000.00

7/1/2015                      5.21125000%         7/1/2015                             -               86,000,000.00

8/1/2015                      5.21125000%         8/1/2015                             -               86,000,000.00

9/1/2015                      5.21125000%         9/1/2015                             -               86,000,000.00

10/1/2015                     5.21125000%         10/1/2015                            -               86,000,000.00

11/1/2015                     5.21125000%         11/1/2015                            -               86,000,000.00

12/1/2015                     5.21125000%         12/1/2015                            -               86,000,000.00

1/1/2016                      5.21125000%         1/1/2016                             -               86,000,000.00

2/1/2016                      5.21125000%         2/1/2016                             -               86,000,000.00

3/1/2016                      5.21125000%         3/1/2016                             -               86,000,000.00

                                                                                 MONTHLY AMOUNT
INTEREST PERIOD                                                               (SCHEDULED PRINCIPAL
  COMMENCING              STATED INTEREST RATE    PAYMENT DATE                    AMORTIZATION)        ENDING BALANCE
4/1/2016                      5.21125000%         4/1/2016                            -                86,000,000.00

5/1/2016                      5.21125000%         5/1/2016                            -                86,000,000.00

6/1/2016                      5.21125000%         6/1/2016                            -                86,000,000.00

7/1/2016                      5.21125000%         7/1/2016                            -                86,000,000.00

8/1/2016                      5.21125000%         8/1/2016                            -                86,000,000.00

9/1/2016                      5.21125000%         9/1/2016                            -                86,000,000.00

10/1/2016                     5.21125000%         10/1/2016                           -                86,000,000.00

11/1/2016                     5.21125000%         11/1/2016                           -                86,000,000.00

12/1/2016                     5.21125000%         12/1/2016                           -                86,000,000.00

1/1/2017                      5.21125000%         1/1/2017                            -                86,000,000.00

2/1/2017                      5.21125000%         2/1/2017                            -                86,000,000.00

3/1/2017                      5.21125000%         3/1/2017                            -                86,000,000.00

4/1/2017                      5.21125000%         4/1/2017                            -                86,000,000.00

5/1/2017                      5.21125000%         5/1/2017                            -                86,000,000.00

6/1/2017                      5.21125000%         6/1/2017                            -                86,000,000.00

7/1/2017                      5.21125000%         7/1/2017                            -                86,000,000.00

8/1/2017                      5.21125000%         8/1/2017                            -                86,000,000.00

9/1/2017                      5.21125000%         9/1/2017                            -                86,000,000.00

10/1/2017                     5.21125000%         10/1/2017                           -                86,000,000.00

11/1/2017                     5.21125000%         11/1/2017                           -                86,000,000.00

12/1/2017                     5.21125000%         12/1/2017                           -                86,000,000.00

1/1/2018                      5.21125000%         1/1/2018                            -                86,000,000.00

2/1/2018                      5.21125000%         2/1/2018                            -                86,000,000.00

3/1/2018                      5.21125000%         3/1/2018                            -                86,000,000.00

4/1/2018                      5.21125000%         4/1/2018                            -                86,000,000.00

5/1/2018                      5.21125000%         5/1/2018                            -                86,000,000.00

6/1/2018                      5.21125000%         6/1/2018                            -                86,000,000.00

7/1/2018                      5.21125000%         7/1/2018                            -                86,000,000.00

8/1/2018                      5.21125000%         8/1/2018                            -                86,000,000.00

9/1/2018                      5.21125000%         9/1/2018                            -                86,000,000.00

                                                                                 MONTHLY AMOUNT
INTEREST PERIOD                                                               (SCHEDULED PRINCIPAL
  COMMENCING              STATED INTEREST RATE    PAYMENT DATE                    AMORTIZATION)        ENDING BALANCE
10/1/2018                     5.21125000%         10/1/2018                            -               86,000,000.00

11/1/2018                     5.21125000%         11/1/2018                            -               86,000,000.00

12/1/2018                     5.21125000%         12/1/2018                            -               86,000,000.00

1/1/2019                      5.21125000%         1/1/2019                             -               86,000,000.00

2/1/2019                      5.21125000%         2/1/2019                             -               86,000,000.00

3/1/2019                      5.21125000%         3/1/2019                             -               86,000,000.00

4/1/2019                      5.21125000%         4/1/2019                             -               86,000,000.00

5/1/2019                      5.21125000%         5/1/2019                             -               86,000,000.00

6/1/2019                      5.21125000%         6/1/2019                             -               86,000,000.00

7/1/2019                      5.21125000%         7/1/2019                             -               86,000,000.00

8/1/2019                      5.21125000%         8/1/2019                             -               86,000,000.00

9/1/2019                      5.21125000%         9/1/2019                             -               86,000,000.00

10/1/2019                     5.21125000%         10/1/2019                            -               86,000,000.00

11/1/2019                     5.21125000%         11/1/2019                            -               86,000,000.00

12/1/2019                     5.21125000%         12/1/2019                            -               86,000,000.00

1/1/2020                      5.21125000%         1/1/2020                             -               86,000,000.00

2/1/2020                      5.21125000%         2/1/2020                             -               86,000,000.00

3/1/2020                      5.21125000%         3/1/2020                             -               86,000,000.00

4/1/2020                      5.21125000%         4/1/2020                             -               86,000,000.00

5/1/2020                      5.21125000%         5/1/2020                             -               86,000,000.00

6/1/2020                      5.21125000%         6/1/2020                             -               86,000,000.00

7/1/2020                      5.21125000%         7/1/2020                             -               86,000,000.00

8/1/2020                      5.21125000%         8/1/2020                             -               86,000,000.00

9/1/2020                      5.21125000%         9/1/2020                             -               86,000,000.00

10/1/2020                     5.21125000%         10/1/2020                            -               86,000,000.00

11/1/2020                     5.21125000%         11/1/2020                            -               86,000,000.00

12/1/2020                     5.21125000%         12/1/2020                            -               86,000,000.00

1/1/2021                      5.21125000%         1/1/2021                             -               86,000,000.00

2/1/2021                      5.21125000%         2/1/2021                             -               86,000,000.00

                                                                                 MONTHLY AMOUNT
INTEREST PERIOD                                                               (SCHEDULED PRINCIPAL
  COMMENCING              STATED INTEREST RATE    PAYMENT DATE                    AMORTIZATION)        ENDING BALANCE
3/1/2021                      5.21125000%         3/1/2021                             -               86,000,000.00

4/1/2021                      5.21125000%         4/1/2021                             -               86,000,000.00

5/1/2021                      5.21125000%         5/1/2021                             -               86,000,000.00

6/1/2021                      5.21125000%         6/1/2021                             -               86,000,000.00

7/1/2021                      5.21125000%         7/1/2021                             -               86,000,000.00

8/1/2021                      5.21125000%         8/1/2021                             -               86,000,000.00

9/1/2021                      5.21125000%         9/1/2021                             -               86,000,000.00

10/1/2021                     5.21125000%         10/1/2021                            -               86,000,000.00

11/1/2021                     5.21125000%         11/1/2021                            -               86,000,000.00

12/1/2021                     5.21125000%         12/1/2021                            -               86,000,000.00

1/1/2022                      5.21125000%         1/1/2022                             -               86,000,000.00

2/1/2022                      5.21125000%         2/1/2022                             -               86,000,000.00

3/1/2022                      5.21125000%         3/1/2022                             -               86,000,000.00

4/1/2022                      5.21125000%         4/1/2022                             -               86,000,000.00

5/1/2022                      5.21125000%         5/1/2022                             -               86,000,000.00

6/1/2022                      5.21125000%         6/1/2022                             -               86,000,000.00

7/1/2022                      5.21125000%         7/1/2022                             -               86,000,000.00

8/1/2022                      5.21125000%         8/1/2022                             -               86,000,000.00

9/1/2022                      5.21125000%         9/1/2022                             -               86,000,000.00

10/1/2022                     5.21125000%         10/1/2022                            -               86,000,000.00

11/1/2022                     5.21125000%         11/1/2022                            -               86,000,000.00

12/1/2022                     5.21125000%         12/1/2022                            -               86,000,000.00

1/1/2023                      5.21125000%         1/1/2023                             -               86,000,000.00

2/1/2023                      5.21125000%         2/1/2023                             -               86,000,000.00

3/1/2023                      5.21125000%         3/1/2023                             -               86,000,000.00

4/1/2023                      5.21125000%         4/1/2023                             -               86,000,000.00

5/1/2023                      5.21125000%         5/1/2023                             -               86,000,000.00

6/1/2023                      5.21125000%         6/1/2023                             -               86,000,000.00

7/1/2023                      5.21125000%         7/1/2023                             -               86,000,000.00

8/1/2023                      5.21125000%         8/1/2023                             -               86,000,000.00

                                                                            MONTHLY AMOUNT
INTEREST PERIOD                                                          (SCHEDULED PRINCIPAL
  COMMENCING              STATED INTEREST RATE    PAYMENT DATE               AMORTIZATION)            ENDING BALANCE
9/1/2023                      5.21125000%         9/1/2023                             -               86,000,000.00

10/1/2023                     5.21125000%         10/1/2023                            -               86,000,000.00

11/1/2023                     5.21125000%         11/1/2023                            -               86,000,000.00

12/1/2023                     5.21125000%         12/1/2023                            -               86,000,000.00

1/1/2024                      5.21125000%         1/1/2024                             -               86,000,000.00

2/1/2024                      5.21125000%         2/1/2024                             -               86,000,000.00

3/1/2024                      5.21125000%         3/1/2024                             -               86,000,000.00

4/1/2024                      5.21125000%         4/1/2024                             -               86,000,000.00

5/1/2024                      5.21125000%         5/1/2024                             -               86,000,000.00

6/1/2024                      5.21125000%         6/1/2024                             -               86,000,000.00

7/1/2024                      5.21125000%         7/1/2024                             -               86,000,000.00

8/1/2024                      5.21125000%         8/1/2024                             -               86,000,000.00

9/1/2024                      5.21125000%         9/1/2024                             -               86,000,000.00

10/1/2024                     5.21125000%         10/1/2024                            -               86,000,000.00

11/1/2024                     5.21125000%         11/1/2024                            -               86,000,000.00

12/1/2024                     5.21125000%         12/1/2024                            -               86,000,000.00

1/1/2025                      5.21125000%         1/1/2025                             -               86,000,000.00

2/1/2025                      5.21125000%         2/1/2025                             -               86,000,000.00

3/1/2025                      5.21125000%         3/1/2025                             -               86,000,000.00

4/1/2025                      5.21125000%         4/1/2025                             -               86,000,000.00

5/1/2025                      5.21125000%         5/1/2025                             -               86,000,000.00

6/1/2025                      5.21125000%         6/1/2025                             -               86,000,000.00

7/1/2025                      5.21125000%         7/1/2025                             -               86,000,000.00

8/1/2025                      5.21125000%         8/1/2025                             -               86,000,000.00

9/1/2025                      5.21125000%         9/1/2025                             -               86,000,000.00

10/1/2025                     5.21125000%         10/1/2025                            -               86,000,000.00

11/1/2025                     5.21125000%         11/1/2025                            -               86,000,000.00

12/1/2025                     5.21125000%         12/1/2025                   589,479.40               85,410,520.60

1/1/2026                      5.21125000%         1/1/2026                  2,156,095.61               83,254,424.98


                                                                          MONTHLY AMOUNT
INTEREST PERIOD                                                        (SCHEDULED PRINCIPAL
  COMMENCING              STATED INTEREST RATE    PAYMENT DATE             AMORTIZATION)              ENDING BALANCE
2/1/2026                      5.21125000%         2/1/2026                  2,165,991.49              81,088,433.49

3/1/2026                      5.21125000%         3/1/2026                  2,211,949.57              78,876,483.92

4/1/2026                      5.21125000%         4/1/2026                  2,186,085.03              76,690,398.90

5/1/2026                      5.21125000%         5/1/2026                  2,207,472.99              74,482,925.91

6/1/2026                      5.21125000%         6/1/2026                  2,206,250.24              72,276,675.67

7/1/2026                      5.21125000%         7/1/2026                  2,227,077.28              70,049,598.40

8/1/2026                      5.21125000%         8/1/2026                  2,226,597.98              67,823,000.42

9/1/2026                      5.21125000%         9/1/2026                  2,236,817.44              65,586,182.98

10/1/2026                     5.21125000%         10/1/2026                 2,256,794.21              63,329,388.76

11/1/2026                     5.21125000%         11/1/2026                 2,257,441.87              61,071,946.89

12/1/2026                     5.21125000%         12/1/2026                 2,276,844.95              58,795,101.94

1/1/2027                      5.21125000%         1/1/2027                  2,278,252.99              56,516,848.95

2/1/2027                      5.21125000%         2/1/2027                  2,288,709.54              54,228,139.41

3/1/2027                      5.21125000%         3/1/2027                  2,323,300.41              51,904,839.00

4/1/2027                      5.21125000%         4/1/2027                  2,309,877.38              49,594,961.62

5/1/2027                      5.21125000%         5/1/2027                  2,327,821.89              47,267,139.73

6/1/2027                      5.21125000%         6/1/2027                  2,331,163.13              44,935,976.60

7/1/2027                      5.21125000%         7/1/2027                  2,348,515.55              42,587,461.05

8/1/2027                      5.21125000%         8/1/2027                  2,352,641.56              40,234,819.49

9/1/2027                      5.21125000%         9/1/2027                  2,363,439.53              37,871,379.96

10/1/2027                     5.21125000%         10/1/2027                 2,379,894.13              35,491,485.83

11/1/2027                     5.21125000%         11/1/2027                 2,385,210.12              33,106,275.71

12/1/2027                     5.21125000%         12/1/2027                 2,401,059.13              30,705,216.58

1/1/2028                      5.21125000%         1/1/2028                  2,407,177.76              28,298,038.82

2/1/2028                      5.21125000%         2/1/2028                  2,418,226.04              25,879,812.78

3/1/2028                      5.21125000%         3/1/2028                  2,436,988.32              23,442,824.45

4/1/2028                      5.21125000%         4/1/2028                  2,440,510.12              21,002,314.33

5/1/2028                      5.21125000%         5/1/2028                  2,454,820.90              18,547,493.43

6/1/2028                      5.21125000%         6/1/2028                  2,462,978.33              16,084,515.10

7/1/2028                      5.21125000%         7/1/2028                  2,476,664.12              13,607,850.98

                                                                          MONTHLY AMOUNT
INTEREST PERIOD                                                        (SCHEDULED PRINCIPAL
  COMMENCING              STATED INTEREST RATE    PAYMENT DATE             AMORTIZATION)              ENDING BALANCE
8/1/2028                      5.21125000%         8/1/2028                  2,485,649.92               11,122,201.06

9/1/2028                      5.21125000%         9/1/2028                  2,497,058.36                8,625,142.69

10/1/2028                     5.21125000%         10/1/2028                 2,509,796.17                6,115,346.53

11/1/2028                     5.21125000%         11/1/2028                 2,520,038.43                3,595,308.09

12/1/2028                     5.21125000%         12/1/2028                 2,532,137.02                1,063,171.08

1/1/2029                      5.21125000%         1/1/2029                  1,063,171.08                        0.00

2/1/2029                      5.21125000%         2/1/2029                             -                        0.00
